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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 1999


                               U.S. FOODSERVICE
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                       0-24954                 52-1634568
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



      9755 Patuxent Woods Drive
          Columbia, Maryland                              21046
(Address of Principal Executive Offices)               (ZIP Code)


Registrant's telephone number, including area code:  (410) 312-7100


                                Not applicable
               -------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

          On October 29, 1999, U.S. Foodservice issued a press release announcing that its Board of Directors has authorized the repurchase from time to time of up to 1,000,000 shares of its Common Stock on the open market or in privately negotiated transactions, or a combination of both. Attached as
Exhibit 99 to this Current Report on Form 8-K is the text of the October 29, 1999 press release, which is incorporated by reference in this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             99. Press Release, dated October 29, 1999.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. FOODSERVICE


Date:  November 2, 1999                 /s/ David M. Abramson
                                         ---------------------
                                         David M. Abramson
                                         Executive Vice President and
                                         General Counsel



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